LEASES - Future Minimum Lease Payments for Capital Leases (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Capital Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 514
2016	144
2017	55
2018	0
2019	0
Thereafter	0
Total minimum lease payments	713
Less: amount representing interest	(68)
Present value of net minimum lease payments	645
Less: current maturities of capital lease obligations	(460)	(485)
Long-term capital lease obligations	$ 185	$ 618